ING Mutual Funds

ING Russia Fund

Supplement dated June 1, 2008

to the Class A, Class B and Class C Prospectus

dated February 29, 2008

Effective May 1, 2008, Remco Vergeer is added as portfolio manager to the ING Russia Fund.

The prospectus is hereby revised as follows:

1.	The section entitled “Management of the Funds – Sub-Advisers – ING Russia Fund” on page 69 of the Class A, Class B and Class C Prospectus is hereby revised to add the following:

Remco Vergeer has served as a member of the portfolio management team that manages the Fund since May 2008. Mr. Vergeer is part of ING’s Global Emerging Markets team headquartered in the Hague and is responsible for stock selection in Eastern European countries as well as focusing on the Russia market. He has been in the asset management industry since July 2001 and was most recently an Emerging Market analyst for ABN AMRO Asset Management.

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ING Mutual Funds

ING Global Real Estate Fund

ING Russia Fund

(each a “Fund” and collectively “Funds”)

Supplement dated June 1, 2008

to the Class A, Class B, Class C, Class I, Class O, Class Q and Class W

Statement of Additional Information (“SAI”)

dated February 29, 2008

ING Global Real Estate Fund

On May 30, 2008, the Board of Trustees of the Fund approved a change in the Fund’s sub-advisory fee, effective June 1, 2008.

1.	The information relating to the Fund in the table on page 140 of the SAI in the section entitled “Sub-Advisers – Sub-Advisory Fee” is hereby deleted and replaced with the following:

Fund	Annual Sub-Advisory Fee(1)
Global Real Estate Fund

0.40% on the first $200 million of the Fund’s

average daily net assets;

0.35% on the next $550 million of the Fund’s

average daily net assets; and

0.30% of the Fund’s average daily net assets in

excess of $750 million

(1)	To seek to achieve a return on uninvested cash or for other reasons, a Fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). A Fund’s purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Fund’s Sub-Adviser will waive its fee in an amount equal to the sub-advisory fee received by the sub-adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund’s investment into the ING Money Market Fund.

ING Russia Fund

Effective May 1, 2008, Remco Vergeer is added as portfolio manager to the ING Russia Fund.

Effective May 1, 2008 the following is added to the table in the section entitled “Portfolio Managers – Russia Fund” in the sub-section entitled “Other Accounts Managed” beginning on page 177 and in the sub-section entitled “Ownership of Securities” on page 178 of the SAI:

Other Accounts Managed

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
Remco Vergeer(1)	0	0	2	$537,000,000	0	0

*	None of the accounts managed are subject to performance fees.
(1)	The information is as of May 31, 2008.

Ownership of Securities

Portfolio Manager	Dollar Range of Fund Shares Owned
Remco Vergeer	None

(1)	The information is as of May 31, 2008.

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